SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (Date of earliest event reported): March 13, 2003

                                      Wyeth
             (Exact name of registrant as specified in its charter)


      Delaware                        1-1225                    13-2526821
(State or other jurisdiction       (Commission File            (IRS Employer
of incorporation)                   Number)                 Identification No.)




Five Giralda Farms, Madison, New Jersey                           07940
(Address of Principal Executive Offices)                       (Zip Code)



        Registrant's telephone number, including area code:  973-660-5000

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Item 7.  Financial Statements and Exhibits

         (c)  Exhibits

         (13) Wyeth 2002 Annual Report to Stockholders (Consolidated Financial Statements, Notes to Consolidated Financial Statements and Management's Discussion and Analysis of Financial Condition and Results of Operations only).

Item 9.  Regulation FD Disclosure

     Attached as Exhibit 13 hereto is the Wyeth 2002 Annual Report to Stockholders (Consolidated Financial Statements, Notes to Consolidated Financial Statements and Management's Discussion and Analysis of Financial Condition and Results of Operations only). This information is not being filed but rather is being furnished under Regulation FD. Wyeth has posted the full Annual Report on its internet website at www.wyeth.com.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         WYETH

                                         By:   /s/ Paul J. Jones
                                               Paul J. Jones
                                               Vice President and
                                               Chief Accounting Officer
                                               (Duly Authorized Signatory)



Dated:  March 13, 2003